UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2004

                                Unit Corporation

             (Exact name of registrant as specified in its charter)



          Oklahoma                      1-9260                  73-1283193
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)



       7130 South Lewis, Suite 1000, Tulsa, Oklahoma           74136
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (918) 493-7700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           -------------------------------------------

     Effective December 14, 2004, the Compensation Committee of the Board of Directors of Unit Corporation (the "Company") amended in certain respects the Company's Separation Benefit Plan of Unit Corporation and Participating Subsidiaries (Plan A), the Company's Separation Benefit Plan for Senior Management (Plan B) and the Company's Special Separation Benefit Plan (Plan C). Plan A allows eligible employees whose employment with the Company is involuntarily terminated or, in the case of an employee who has completed 20 years of service, voluntarily or involuntarily terminated, to receive benefits equivalent to 4 weeks salary for every whole year of service completed with the Company up to a maximum of 104 weeks. To receive payments the recipient must waive any claims against the Company in exchange for receiving the separation benefits. Plan B provides certain officers and key executives of the Company with benefits generally equivalent to Plan A. The compensation committee of the Board of Directors has absolute discretion in the selection of the individuals covered in Plan B. Plan C is identical to Plan A with the exception that the benefits under that plan vest on the earliest of the participant's reaching the age of 65 or serving 20 years with the Company. The compensation committee of the Board of Directors has absolute discretion in the selection of the individuals covered in Plan C. Currently there are no participants in Plan C.

     The majority of the amendments were to bring the plans into compliance with applicable Oklahoma law and to conform the plans' change in control provisions to match those contained in other documents relevant to the Company. The following chart shows the more significant amendments made to each plan:

    Plan Amended         Summary of Amendment            Reason for Amendment
    ------------         --------------------            --------------------

Plan A and Plan B     The definition of Discharge     This change was made
                      for Cause was amended by        to allow the Company
                      removing the term "willful"     greater certainty in
                      in subsections 2.12 (i) and     defining a Discharge
                      (ii).                           for Cause.


Plan A and Plan B     The provisions in the plans     Comply with applicable
                      providing for Forfeiture of     law.
                      Separation Benefit Payments
                      by Competition were revised
                      to bring them into compliance
                      with recent Oklahoma law that
                      restricts the Company's
                      ability to limit a former
                      employee's ability to compete
                      against the Company.
                      Corresponding changes were
                      also made to the Release
                      Agreements that a participant
                      is required to sign to get
                      the benefits under the plan.


Plans A, B and C.     The definition of Change in      This change was made
                      Control was amended to           to allow those persons
                      provide that if the Board of     who might unintentionally
                      Directors of the Company         acquire enough stock
                      determines in good faith that    of the Company to
                      a person became the              trigger a change of
                      beneficial owner of 15% or       control the opportunity
                      more of the outstanding          to divest themselves
                      common stock of the Company      of enough stock and
                      inadvertently (including,        thus not trigger the
                      without limitation, because      change in control
                      (A) such person was unaware      provisions.
                      that it beneficially owned
                      a percentage of outstanding
                      common stock that would cause
                      a Change of Control or (B)
                      such person was aware of the
                      extent of its beneficial
                      ownership of outstanding
                      common stock but had no
                      actual knowledge of the
                      consequences of such
                      beneficial ownership under
                      the plan) and without
                      any intention of changing or
                      influencing control of the
                      Company, then the beneficial
                      ownership of outstanding
                      common stock by that person
                      will not be deemed to be or to
                      have become a Change of
                      Control for any purposes of
                      the plans unless that person
                      fails to divest itself, as
                      soon as practicable (as
                      determined, in good faith, by
                      the Board of Directors of the
                      Company), of beneficial
                      ownership of a sufficient
                      number of of outstanding

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

                      common stock so that person's
                      beneficial ownership of
                      outstanding common stock would
                      no longer otherwise qualify as
                      a Change of Control.


A copy of the plans, as amended, are filed as exhibits to this form 8-K and incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such exhibits.

Also, as previously reported in the Company's Form 8-K filed on 10-21-04, the Company reached an agreement with its current Chief Executive Officer, Mr. Nikkel, providing for him to serve as a consultant to the Company on his retirement April 1, 2005. At the time the prior 8-K was filed, the Company had not signed a written agreement with its Chief Executive Officer memorializing the terms set forth in the prior 8-K. That agreement was signed on December 17, 2004 and is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

Not Applicable.


(b)  Pro Forma Financial Information.
     --------------------------------

Not Applicable.


(c)  Exhibits.
     ---------


   10.1   Unit Corporation Separation Benefit Plan for Senior Management
   10.2   Separation Benefit Plan of Unit Corporation and Participating
          Subsidiaries
   10.3   Special Separation Benefit Plan
   10.4 Consulting Agreement dated December 16, 2004 between John Nikkel and the Company


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Unit Corporation


Date: December 20, 2004           By:  /s/ Mark E. Schell
                                     --------------------
                                  Name:  Mark E. Schell
                                  Title:  Senior Vice President



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

                                 EXHIBIT INDEX
                                 -------------

 10.1   Unit Corporation Separation Benefit Plan for Senior Management
 10.2   Separation Benefit Plan of Unit Corporation and Participating
        Subsidiaries
 10.3   Special Separation Benefit Plan
 10.4 Consulting Agreement dated December 16, 2004 between John Nikkel and the Company








































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